Exhibit A-1a
                                               Class 4 Beneficaial Holder Ballot

             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INSTRUCTIONS
            OR ADVICE OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT
             IS CONTAINED IN THE MATERIALS MAILED WITH THIS BALLOT.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE SOUTHERN DISTRICT OF ALABAMA

In re:                            ss.
MOBILE ENERGY SERVICES            ss.            Case No. 99-10168
COMPANY, L.L.C.,                  ss.            Chapter 11
                  Debtor.         ss.
In re:                            ss.
MOBILE ENERGY SERVICES            ss.            Case No. 99-10170
HOLDINGS, INC.,                   ss.            Chapter 11
                  Debtor.         ss.   (Jointly Administered Under 99-10168)

               BENEFICIAL HOLDER BALLOT FOR ACCEPTING OR REJECTING
                   THIRD AMENDED JOINT PLAN OF REORGANIZATION
                       DATED OCTOBER 15, 2001, AS MODIFIED
             PROPOSED BY MOBILE ENERGY SERVICES COMPANY, L.L.C., AND
                      MOBILE ENERGY SERVICES HOLDINGS, INC.

     Class 4 - Holders of First Mortgage Bondholder Claims - CUSIP #607358AA6

             PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                     CAREFULLY BEFORE COMPLETING THE BALLOT.

              PLEASE CHECK THE APPROPRIATE SPACE BELOW TO INDICATE
             YOUR ACCEPTANCE OR REJECTION OF THE THIRD AMENDED PLAN.

                PLEASE CONSIDER WHETHER TO CHECK THE APPROPRIATE
                     SPACE BELOW TO MAKE THE ELECTION UNDER
                    SECTION 13.04 OF THE THIRD AMENDED PLAN.

-------------------------------------------------------------------------------

YOU HAVE RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK, NOMINEE, OR PROXY INTERMEDIARY. YOU MUST RETURN YOUR BALLOT TO YOUR BROKER, BANK, NOMINEE, OR PROXY INTERMEDIARY EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED BY THE BROKER, BANK, NOMINEE, OR PROXY INTERMEDIARY TO INNISFREE M&A INCORPORATED, 501 MADISON AVENUE, 20TH FLOOR, NEW YORK, NEW YORK 10022 (THE "BALLOTING AGENT") BY 5:00 P.M. EASTERN TIME ON __________________, 2002 (THE "VOTING DEADLINE"). THEREFORE, PLEASE ALLOW ADDITIONAL TIME.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

         The Bankruptcy Court has approved the Disclosure Statement (the "Disclosure Statement") with the regard to the Third Amended Joint Plan of Reorganization Dated October 15, 2001, as modified, Proposed by Mobile Energy Services Company, L.L.C., and Mobile Energy Services Holdings, Inc. (the "Third Amended Plan"). The Disclosure Statement provides information to assist you in deciding how to vote your Ballot. If you do not have a Disclosure Statement, you may obtain a copy from the Balloting Agent or from counsel for the Debtors. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Third Amended Plan by the Bankruptcy Court.

         You should review the Disclosure Statement and the Third Amended Plan before you vote. You may wish to seek legal advice concerning the Third Amended Plan and your classification and treatment under the Third Amended Plan. Your

Claim has been placed in Class 4 under the Third Amended Plan. If you hold Claims in more than one Class, you will receive a Ballot for each Class in which you are entitled to vote. If your Ballot is not received by the Balloting Agent on or before 5:00 p.m. Eastern Time, on _______________, 2002, your vote will not count as either an acceptance or rejection of the Third Amended Plan. If the Third Amended Plan is confirmed by the Bankruptcy Court, it will be binding on you whether or not you vote.

Item 1 - Amount of First Mortgage Bondholder Claim.

         On_______________, 2002, the Record Date, the undersigned was the Beneficial Holder of $____________________ of the Debtors' First Mortgage Bonds.

Item 2 - Class 4 Vote.

         The Beneficial Holder of the First Mortgage Bondholder Claims set forth in Item 1 votes as follows (please check one):

         ________  To Accept (VOTE FOR) the Third Amended Plan

         ________  To Reject (VOTE AGAINST) the Third Amended Plan

Item 3 - Certification as to First Mortgage Bondholder Claim.

 ----------------------------------- ---------------------------------------
   Name of Record Holder*                   Current Principal Amount
 ----------------------------------- ---------------------------------------
 ----------------------------------- ---------------------------------------

 ----------------------------------- ---------------------------------------
 ----------------------------------- ---------------------------------------

 ----------------------------------- ---------------------------------------
 ----------------------------------- ---------------------------------------

 ----------------------------------- ---------------------------------------
 ----------------------------------- ---------------------------------------

 ----------------------------------- ---------------------------------------
 ----------------------------------- ---------------------------------------

 ----------------------------------- ---------------------------------------

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* Insert your name if the First Mortgage Bondholder Claims identified on this
Ballot are held by you in record name or, if held by a nominee or agent, please insert the name of the nominee or agent through which you own your First Mortgage Bondholder Claims.

Item 4 - Certifications.

         By signing this Ballot, the undersigned certifies:

         (a) that no other Ballots have been cast with respect to the First Mortgage Bondholder Claims identified in Item 1, or if earlier Ballots were cast, such earlier Ballots are hereby revoked;

         (b) that a copy of the Disclosure Statement relating to the Third Amended Plan, together with a copy of the Third Amended Plan, has been provided to and reviewed by the undersigned; and

         (c) that as the Beneficial Holder of the amount of First Mortgage Bondholder Claims set forth in Item 1, the undersigned has full power and authority to vote to accept or reject the Third Amended Plan and to make the election in Item 5 below. The undersigned also acknowledges that this solicitation is subject to all the terms and conditions set forth in the Disclosure Statement relating to the Third Amended Plan.

Item 5 - Releases

         The Beneficial Holder of the First Mortgage Bondholder Claims set forth in Item 1 elects:

                  Check this box if you wish to release, waive, and forever discharge your rights, if any, against certain persons and entities as set forth in Section 13.04 of the Plan and as described in Article IX P.3. of the Disclosure Statement. You are under no obligation to check this box. The treatment of your claim as defined in the Third Amended Plan will not be affected by your election not to check this box.

Item 6 - You are urged to vote to accept the Third Amended Plan.


Dated:                  Name of Voter:
       ------------                    ------------------------------
                                          (Print or Type)

                        Social Security or Tax I.D. No.:
                                                         ------------

                        Signature:
                                   ----------------------------------

                        By:
                            -----------------------------------------
                                          (If Appropriate)

                        Title:
                               --------------------------------------
                                          (If Appropriate)

                        Street Address:
                                        -----------------------------

                        City, State, and Zip Code:
                                                   ------------------

                        Telephone No.:
                                       ------------------------------

                        DTC Participant No.:
                                             ------------------------

                               VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN, AND DATE
                       YOUR BALLOT AND RETURN IT PROMPTLY.

              YOUR BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

          BY 5:00 P.M. EASTERN TIME, ON OR BEFORE _____________, 2002,
                        OR YOUR VOTE WILL NOT BE COUNTED.

       CONSEQUENTLY, IT IS IMPORTANT FOR YOU TO TIMELY RETURN YOUR BALLOT.

                     INSTRUCTIONS FOR COMPLETING THE BALLOT

         1. All capitalized terms used in the Ballot or Voting Instructions, but not otherwise defined therein, shall have the meanings ascribed to them in the Third Amended Plan.

         2. The Third Amended Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the Holders of at least two-thirds in amount and more than one-half in number of the Claims in each Impaired Class of Claims that vote on the Third Amended Plan and by the Holders of at least two-thirds in amount of the Equity Interests in each Impaired Class of Equity Interests that vote on the Third Amended Plan, and if the Third Amended Plan otherwise satisfies the requirements of Section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Third Amended Plan if it finds that the Third Amended Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims or Equity Interests rejecting it, and otherwise satisfies the requirements of Section 1129(b) of the Bankruptcy Code. As described in Article XV of the Disclosure Statement, the Proponents will seek confirmation of the Third Amended Plan under Section 1129(b) of the Bankruptcy Code (known as the cramdown section) because of the deemed non-acceptance of the Holders of Equity Interests in Class 10. The Proponents also reserve the right to proceed under Section 1129(b) if any Impaired Class of Claims or Equity Interests do not accept the Third Amended Plan. IF YOUR BALLOT IS NOT RECEIVED BY THE BALLOTING AGENT PRIOR TO THE VOTING DEADLINE, THEN YOUR VOTE IN FAVOR OF ACCEPTANCE OR REJECTION OF THE THIRD AMENDED PLAN WILL NOT BE COUNTED.

         3. To ensure that your vote is counted, you must (i) complete your Ballot; (ii) indicate your decision either to accept or reject the Third Amended Plan in the spaces provided in Item 2 of the Ballot; (iii) sign and return the Ballot to the address set forth on the enclosed prepaid envelope. Your Ballot must be received by the Balloting Agent at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022 not later than ____________, 2002, 5:00 p.m. Eastern Time (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted. BECAUSE YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK, NOMINEE, OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT TO YOUR BROKER, BANK, NOMINEE, OR PROXY INTERMEDIARY EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED BY THE BROKER, BANK, NOMINEE, OR PROXY INTERMEDIARY TO THE BALLOTING AGENT BY THE VOTING DEADLINE. THEREFORE, PLEASE ALLOW ADDITIONAL TIME.

         4. If multiple Ballots are received from a Beneficial Holder of First Mortgage Bondholder Claims with respect to the same First Mortgage Bondholder Claim prior to the Voting Deadline, the last Ballot timely received will supersede and revoke any earlier received Ballots.

         5. Your Ballot may not be used for any purpose other than to vote to accept or reject the Third Amended Plan and elect treatment for the distributions on account of your Claims under the Third Amended Plan.

     6. Your Ballot does not constitute, and shall not be deemed to be, a proof of Claim or an assertion or admission of a Claim.

         7. Please be sure to sign and date your Ballot. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label or if no such mailing label is attached to your Ballot.

         8. If you hold Claims in more than one Class under the Third Amended Plan, you may receive more than one Ballot, one for each different Class. Each Ballot votes only your Claims indicated on that Ballot. Please complete and return each Ballot that you receive.

         9. The Ballot must be returned in sufficient time to allow it to be RECEIVED by the Balloting Agent by no later than 5:00 p.m. Eastern Time, on or before the Voting Deadline. If you believe you have received the wrong Ballot, please contact the Balloting Agent, counsel for the Debtors, or your broker or bank immediately.

                        PLEASE MAIL YOUR BALLOT PROMPTLY

    IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CONTACT THE BALLOTING AGENT, AND EVERY EFFORT WILL BE MADE TO ASSIST YOU:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

                                                           Class 4 Master Ballot


             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INSTRUCTIONS
               OR ADVICE OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS CONTAINED IN THE MATERIALS MAILED WITH THIS
                                 MASTER BALLOT.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE SOUTHERN DISTRICT OF ALABAMA

In re:                          ss.
MOBILE ENERGY SERVICES          ss.                 Case No. 99-10168
COMPANY, L.L.C.,                ss.                 Chapter 11
                  Debtor.       ss.
In re:                          ss.
MOBILE ENERGY SERVICES          ss.                 Case No. 99-10170
HOLDINGS, INC.,                 ss.                 Chapter 11
                  Debtor.       ss.        (Jointly Administered Under 99-10168)

                    MASTER BALLOT FOR ACCEPTING OR REJECTING
                   THIRD AMENDED JOINT PLAN OF REORGANIZATION
                      DATED OCTOBER 15, 2001, AS MODIFIED,
             PROPOSED BY MOBILE ENERGY SERVICES COMPANY, L.L.C., AND
                      MOBILE ENERGY SERVICES HOLDINGS, INC.

    Class 4 - Holders of First Mortgage Bondholder Claims - CUSIP #607358AA6

         This Master Ballot may not be used for any purpose other than for casting votes in favor of acceptance or rejection of the Third Amended Joint Plan of Reorganization Dated October 15, 2001, as modified, Proposed by Mobile Energy Services Company, L.L.C., and Mobile Energy Services Holdings, Inc. (the "Third Amended Plan") and for reporting the elections made by Beneficial Holders of Allowed First Mortgage Bondholder Claims. All capitalized terms used in the Master Ballot or Voting Instructions, but not otherwise defined therein, shall have the meanings ascribed to them in the Third Amended Plan.

         This Master Ballot is being sent to brokers, proxy intermediaries, and other nominees of Beneficial Holders ("Banks and Brokers") and is to be used by Banks and Brokers for purposes of casting votes in favor of acceptance or rejection of the Third Amended Plan on behalf of and in accordance with the Ballot/Voting Instructions cast by the Beneficial Holders holding Allowed First Mortgage Bondholder Claims and to report the results of the elections made by such Holders under Section 13.04 of the Third Amended Plan. Master Ballots must be received by Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022 (the "Balloting Agent"), by 5:00 p.m. Eastern Time on _________________, 2002 (the "Voting Deadline") in order to be counted.

             PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                 CAREFULLY BEFORE COMPLETING THIS MASTER BALLOT.

              PLEASE CHECK THE APPROPRIATE SPACE BELOW TO INDICATE
               ACCEPTANCE OR REJECTION OF THE THIRD AMENDED PLAN.

             PLEASE IDENTIFY THE RESPECTIVE CUSTOMER ACCOUNT NUMBERS
                OR THE RESPECTIVE SEQUENCE NUMBERS OF THE HOLDERS
                 WHO HAVE MADE THE ELECTION SET FORTH IN SECTION
                               13.04 OF THE PLAN.

Item 1 - Amount of First Mortgage Bondholder Claims.

         On ______________, 2002, the Record Date, the undersigned was the record holder of $___________________ of the Debtors' First Mortgage Bonds ( the "First Mortgage Bondholder Claims") for which voting instructions have been received from beneficial holders (the "Beneficial Holders") as listed in Item 3 below.

Item 2 - Class 4 Vote.

         As instructed by the Beneficial Holders of the aggregate number of First Mortgage Bondholder Claims as set forth in Item 1 above, the undersigned transmits the following votes of such Beneficial Holders in respect of their First Mortgage Bondholder Claims.

To Accept (Vote FOR) the Third Amended Plan.


Aggregate Amount of First Mortgage Bondholder Claims Aggregate number of Holders


To Reject (Vote AGAINST) the Third Amended Plan.


Aggregate Amount of First Mortgage Bondholder Claims Aggregate number of Holders

Item 3 - Number of Beneficial Holders of First Mortgage Bondholder Claims.

         The undersigned certifies that the following vote of the Beneficial Holders of First Mortgage Bondholder Claims, as identified by their respective customer account numbers or the respective sequence numbers set forth below, has been delivered to the undersigned by Ballots casting the following votes (indicate the aggregate current principal amount for each respective account under the appropriate column):

--------------------------------------------------------------------------------
                                 Insert Amounts
--------------------------------------------------------------------------------
---------------------------------------- --------------------------- -----------
       Customer Account No.         Accept the First          Reject the Third
       and/or Customer Name           Amended Plan              Amended Plan
    for each Beneficial Holder         (VOTE FOR)              (VOTE AGAINST)
--------------------------------- ------------------------ ---------------------
--------------------------------- ------------------------ ---------------------
1.
--------------------------------- ------------------------ ---------------------
--------------------------------- ------------------------ ---------------------
2.
--------------------------------- ------------------------ ---------------------
--------------------------------- ------------------------ ---------------------
3.
--------------------------------- ------------------------ ---------------------
--------------------------------- ------------------------ ---------------------
4.
--------------------------------- ------------------------ ---------------------
--------------------------------- ------------------------ ---------------------
5.
--------------------------------- ------------------------ ---------------------

Item 4 - Certification.

         By signing this Master Ballot, the undersigned certifies:

(a) that each Beneficial Holder of an Allowed First Mortgage Bondholder Claim whose votes are being transmitted by this Master Ballot has been provided with a copy of the Disclosure Statement relating to the Third Amended Plan, together with a copy of the Third Amended Plan; and

(b) that the undersigned is the registered or record owner of the aggregate amount of First Mortgage Bondholder Claims set forth in Item 1 and has full power and authority to vote to accept or reject the Third Amended Plan on behalf of the Beneficial Holders identified in Item 3. The undersigned also acknowledges that the solicitation of votes herein is subject to all the terms and conditions set forth in the Disclosure Statement.


Item 5 - Releases.

         The undersigned certifies that the following Beneficial Holders of First Mortgage Bondholder Claims, as identified by their respective customer account numbers or the respective sequence numbers set forth below, have made the election set forth in Section 13.04 of the Plan and described in Article IX
P.3. of the Disclosure Statement (indicate the Customer Account Number and/or the Customer Name for each Beneficial Holder):

 --------------------------------------------
             Customer Acct. No.
            and/or Customer Name
         for each Beneficial Holder
 --------------------------------------------
 --------------------------------------------
 1.
 --------------------------------------------
 --------------------------------------------
 2.
 --------------------------------------------
 --------------------------------------------
 3.
 --------------------------------------------
 --------------------------------------------
 4.
 --------------------------------------------
 --------------------------------------------
 5.
 --------------------------------------------



Dated:             Name of Voter:
       ------------               --------------------------------------
                                     (Print or Type)

                   Social Security or Tax I.D. No.:
                                                    --------------------

                   Signature:
                              ------------------------------------------

                   By:
                       -------------------------------------------------
                                     (If Appropriate)

                   Title:
                          ----------------------------------------------
                                     (If Appropriate)

                   Street Address:
                                   -------------------------------------

                   City, State, and Zip Code:
                                              --------------------------

                   Telephone No.:
                                  --------------------------------------

                   DTC Participant No.:
                                        --------------------------------


           THIS MASTER BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

          BY 5:00 P.M. EASTERN TIME, ON OR BEFORE _____________, 2002,
                        OR YOUR VOTE WILL NOT BE COUNTED.

           THIS MASTER BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

          BY 5:00 P.M. EASTERN TIME, ON OR BEFORE _____________, 2002,
                        OR YOUR VOTE WILL NOT BE COUNTED.

                  INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT

         The Proponents are soliciting the votes of Holders of Allowed First Mortgage Bondholder Claims with respect to the Third Amended Plan referred to in the Disclosure Statement (a copy of which is enclosed herewith).

         The Third Amended Plan can be confirmed by the Bankruptcy Court and thereby made binding upon Creditors if it is accepted by the Holders of at least two-thirds in amount and more than one-half in number of the Claims in each Impaired Class of Claims that vote on the Third Amended Plan and by the Holders of at least two-thirds in amount of the Equity Interests in each Impaired Class of Equity Interests that vote on the Third Amended Plan, and if the Third Amended Plan otherwise satisfies the requirements of Section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Third Amended Plan if it finds that the Third Amended Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims or Equity Interests rejecting it, and otherwise satisfies the requirements of Section 1129(b) of the Bankruptcy Code. As described in Article XV of the Disclosure Statement, the Proponents will seek confirmation of the Third Amended Plan under Section 1129(b) of the Bankruptcy Code (known as the cramdown section) because of the deemed non-acceptance of the Holders of Equity Interests in Class 10. The Proponents also reserve the right to proceed under Section 1129(b) if any Impaired Class of Claims or Equity Interests do not accept the Third Amended Plan. To have the votes of your Beneficial Holders count, you must complete and return this Master Ballot by the Voting Deadline (as defined below).

         You should deliver the Beneficial Holder Ballot and other documents relating to the Third Amended Plan, including the Disclosure Statement (collectively, "Solicitation Materials") to each Beneficial Holder of First Mortgage Bondholder Claims and take any action required to enable each such Beneficial Holder to vote the First Mortgage Bondholder Claims held by such Beneficial Holder. With regard to any Beneficial Holder Ballots returned to you, to have the vote of your Beneficial Holder count, you must not later than ____________, 2002, 5:00 p.m. Eastern Time (the "Voting Deadline") either: (i) forward such Beneficial Holder Ballots to the Balloting Agent at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022 indicating the appropriate authority to vote from such Beneficial Holder Ballot submitted; or (ii)(a) retain such Beneficial Holder Ballots in your files and transfer the requested information from each such Beneficial Holder Ballot onto the attached Master Ballot or your computer generated version of the Master Ballot that contains the same information (b) execute the Master Ballot, and (c) arrange for delivery by courier, overnight delivery, U.S. Mail, or by hand delivery of such Master Ballot to the Balloting Agent at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022. Please keep any records of the voting instructions received from Beneficial Holders, including all Beneficial Holder Ballots, until December 31, 2003 (or such other date as is set by subsequent Bankruptcy Court order).

         To properly complete the Master Ballot, take the following steps:

     1. provide appropriate information for each of the items on the Master Ballot. Please note that Item 3 requests information for each individual beneficial holder for whom you hold First Mortgage Bondholder Claims in your name (the "Beneficial Holders"). To identify such Beneficial Holders without disclosing their names, please use the customer account number assigned by you to identify each such Beneficial Holder or, if no such customer account number exists, please use the sequential numbers provided (making sure to retain a separate list of each Beneficial Holder and his or her assigned sequential number);

     2. vote to accept or reject the Third Amended Plan in Item 2 for the First Mortgage Bondholder Claims held by you as the registered holder on behalf of the Beneficial Holders;

     3. identify the Beneficial Holders who made the elections set forth in
Section 13.04 of the Plan;

     4. sign and date your Master Ballot;

     5. if you are completing this Master Ballot on behalf of another entity, state the title of such entity; and

     6. provide your name and mailing address if different from the preprinted address on the Master Ballot or if no preprinted address appears on the Master Ballot.

     The Debtor requests that you retain in your files the Ballots received from the Beneficial Holders at least until December 31, 2003 (or such other date as is set by subsequent Bankruptcy Court order).

     o You should deliver the green-colored Ballot to each Beneficial Holder of First Mortgage Bondholder Claims and take any action required to enable each such Beneficial Holder to vote its respective First Mortgage Bondholder Claims in favor of acceptance or rejection of the Third Amended Plan. With regard to any Ballots returned to you, you must either (i) forward such Ballots to the Balloting Agent; or
          (ii)(a) retain such Ballots in your files and transfer the requested information from each such Ballot onto the attached Master Ballot; (b) execute the Master Ballot; and (c) arrange for delivery of such Master Ballot to the Balloting Agent at the address above.

     o If you are both the registered holder and Beneficial Holder of any of the First Mortgage Bondholder Claims and you wish to vote such First Mortgage Bondholder Claims, you may return either a Ballot or a Master Ballot.

     o YOUR MASTER BALLOT MUST BE DELIVERED TO THE BALLOTING AGENT BY COURIER, OVERNIGHT DELIVERY, U.S. MAIL, OR HAND DELIVERY PRIOR TO THE VOTING DEADLINE. IF YOUR MASTER BALLOT IS NOT RECEIVED BY THE BALLOTING AGENT PRIOR TO THE VOTING DEADLINE, THEN YOUR VOTE IN FAVOR OF ACCEPTANCE OR REJECTION OF THE THIRD AMENDED PLAN WILL NOT BE COUNTED. YOUR MASTER BALLOT MUST CONTAIN AN ORIGINAL SIGNATURE. OTHERWISE SUCH MASTER BALLOT WILL NOT BE COUNTED. FACSIMILE COPIES OF YOUR MASTER BALLOT WILL NOT BE ACCEPTED OR COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, PLEASE CONTACT THE BALLOTING AGENT, AND EVERY EFFORT WILL BE MADE TO ASSIST YOU:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

         NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF THE PROPONENTS OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE THIRD AMENDED PLAN, OTHER THAN THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH.

                                                       Class 5 Beneficial Holder

             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INSTRUCTIONS
            OR ADVICE OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT
             IS CONTAINED IN THE MATERIALS MAILED WITH THIS BALLOT.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE SOUTHERN DISTRICT OF ALABAMA

In re:                            ss.
MOBILE ENERGY SERVICES            ss.             Case No. 99-10168
COMPANY, L.L.C.,                  ss.             Chapter 11
                  Debtor.         ss.
In re:                            ss.
MOBILE ENERGY SERVICES            ss.             Case No. 99-10170
HOLDINGS, INC.,                   ss.             Chapter 11
                  Debtor.         ss.    (Jointly Administered Under 99-10168)

               BENEFICIAL HOLDER BALLOT FOR ACCEPTING OR REJECTING
                   THIRD AMENDED JOINT PLAN OF REORGANIZATION
                      DATED OCTOBER 15, 2001, AS MODIFIED,
             PROPOSED BY MOBILE ENERGY SERVICES COMPANY, L.L.C., AND
                      MOBILE ENERGY SERVICES HOLDINGS, INC.

      Class 5 - Holders of Tax-Exempt Bondholders Claims - CUSIP #607168AY7

             PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                     CAREFULLY BEFORE COMPLETING THE BALLOT.

              PLEASE CHECK THE APPROPRIATE SPACE BELOW TO INDICATE
             YOUR ACCEPTANCE OR REJECTION OF THE THIRD AMENDED PLAN.

                PLEASE CONSIDER WHETHER TO CHECK THE APPROPRIATE
                     SPACE BELOW TO MAKE THE ELECTION UNDER
                    SECTION 13.04 OF THE THIRD AMENDED PLAN.

-------------------------------------------------------------------------------

YOU HAVE RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK, NOMINEE, OR PROXY INTERMEDIARY. YOU MUST RETURN YOUR BALLOT TO YOUR BROKER, BANK, NOMINEE, OR PROXY INTERMEDIARY EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED BY THE BROKER, BANK, NOMINEE, OR PROXY INTERMEDIARY TO INNISFREE M&A INCORPORATED, 501 MADISON AVENUE, 20TH FLOOR, NEW YORK, NEW YORK 10022 (THE "BALLOTING AGENT") BY 5:00 P.M. EASTERN TIME ON __________________, 2002 (THE "VOTING DEADLINE"). THEREFORE, PLEASE ALLOW ADDITIONAL TIME.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

         The Bankruptcy Court has approved the Disclosure Statement (the "Disclosure Statement") with the regard to the Third Amended Joint Plan of Reorganization Dated October 15, 2001, as modified, Proposed by Mobile Energy Services Company, L.L.C., and Mobile Energy Services Holdings, Inc. (the "Third Amended Plan"). The Disclosure Statement provides information to assist you in deciding how to vote your Ballot. If you do not have a Disclosure Statement, you may obtain a copy from the Balloting Agent or from counsel for the Debtors. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Third Amended Plan by the Bankruptcy Court.

         You should review the Disclosure Statement and the Third Amended Plan before you vote. You may wish to seek legal advice concerning the Third Amended Plan and your classification and treatment under the Third Amended Plan. Your Claim has been placed in Class 5 under the Third Amended Plan. If you hold

Claims in more than one Class, you will receive a Ballot for each Class in which you are entitled to vote. If your Ballot is not received by the Balloting Agent on or before 5:00 p.m. Eastern Time, on _______________, 2002, your vote will not count as either an acceptance or rejection of the Third Amended Plan. If the Third Amended Plan is confirmed by the Bankruptcy Court, it will be binding on you whether or not you vote.

Item 1 - Amount of Tax-Exempt Bondholders Claim.

         On_______________, 2002, the Record Date, the undersigned was the Beneficial Holder of $_____________________ of the Debtors' Tax-Exempt Bonds.

Item 2 - Class 5 Vote.

         The Beneficial Holder of the Tax-Exempt Bondholders Claim set forth in
Item 1 votes as follows (please check one):

         ________  To Accept (VOTE FOR) the Third Amended Plan

         ________  To Reject (VOTE AGAINST) the Third Amended Plan

Item 3 - Certification as to Tax-Exempt Bondholders Claim.

------------------------------------ ---------------------------------------
        Name of Record Holder*              Current Principal Amount
------------------------------------ ---------------------------------------
------------------------------------ ---------------------------------------

------------------------------------ ---------------------------------------
------------------------------------ ---------------------------------------

------------------------------------ ---------------------------------------
------------------------------------ ---------------------------------------

------------------------------------ ---------------------------------------
------------------------------------ ---------------------------------------

------------------------------------ ---------------------------------------
------------------------------------ ---------------------------------------

------------------------------------ ---------------------------------------

-------------------------------------------------------------------------------
* Insert your name if the Tax-Exempt Bondholders Claims identified on this Ballot are held by you in record name or, if held by a nominee or agent, please insert the name of the nominee or agent through which you own your Tax-Exempt Bondholders Claims.

Item 4 - Certifications.

         By signing this Ballot, the undersigned certifies:

         (a) that no other Ballots have been cast with respect to the Tax-Exempt Bondholders Claims identified in Item 1, or if earlier Ballots were cast, such earlier Ballots are hereby revoked;

         (b) that a copy of the Disclosure Statement relating to the Third Amended Plan, together with a copy of the Third Amended Plan, has been provided to and reviewed by the undersigned; and

         (c) that as the Beneficial Holder of the amount of Tax-Exempt Bondholders Claims set forth in Item 1, the undersigned has full power and authority to vote to accept or reject the Third Amended Plan and to make the election in Item 5 below. The undersigned also acknowledges that this solicitation is subject to all the terms and conditions set forth in the Disclosure Statement relating to the Third Amended Plan.


Item 5 - Releases

         The Beneficial Holder of the Tax-Exempt Claims set forth in Item 1 elects:

                  Check this box if you wish to release, waive, and forever discharge your rights, if any, against certain persons and entities as set forth in Section 13.04 of the Plan and as described in Article IX P.3. of the Disclosure Statement. You are under no obligation to check this box. The treatment of your claim as defined in the Third Amended Plan will not be affected by your election not to check this box.


Item 6 - You are urged to vote to accept the Third Amended Plan.


Dated:               Name of Voter:
       --------------               ---------------------------------------
                                       (Print or Type)

                     Social Security or Tax I.D. No.:
                                                      ---------------------

                     Signature:
                                -------------------------------------------

                     By:
                         --------------------------------------------------
                                       (If Appropriate)

                     Title:
                            -----------------------------------------------
                                       (If Appropriate)

                     Street Address:
                                     --------------------------------------

                     City, State, and Zip Code:
                                                ---------------------------

                     Telephone No.:
                                    ---------------------------------------

                     DTC Participant No.:
                                          ---------------------------------

                               VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN, AND DATE
                       YOUR BALLOT AND RETURN IT PROMPTLY.

              YOUR BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

          BY 5:00 P.M. EASTERN TIME, ON OR BEFORE _____________, 2002,
                        OR YOUR VOTE WILL NOT BE COUNTED.

       CONSEQUENTLY, IT IS IMPORTANT FOR YOU TO TIMELY RETURN YOUR BALLOT.

                     INSTRUCTIONS FOR COMPLETING THE BALLOT

         1. All capitalized terms used in the Ballot or Voting Instructions, but not otherwise defined therein, shall have the meanings ascribed to them in the Third Amended Plan.

         2. The Third Amended Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the Holders of at least two-thirds in amount and more than one-half in number of the Claims in each Impaired Class of Claims that vote on the Third Amended Plan and by the Holders of at least two-thirds in amount of the Equity Interests in each Impaired Class of Equity Interests that vote on the Third Amended Plan, and if the Third Amended Plan otherwise satisfies the requirements of Section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Third Amended Plan if it finds that the Third Amended Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims or Equity Interests rejecting it, and otherwise satisfies the requirements of Section 1129(b) of the Bankruptcy Code. As described in Article XV of the Disclosure Statement, the Proponents will seek confirmation of the Third Amended Plan under Section 1129(b) of the Bankruptcy Code (known as the cramdown section) because of the deemed non-acceptance of the Holders of Equity Interests in Class 10. The Proponents also reserve the right to proceed under Section 1129(b) if any Impaired Class of Claims or Equity Interests do not accept the Third Amended Plan. IF YOUR BALLOT IS NOT RECEIVED BY THE BALLOTING AGENT PRIOR TO THE VOTING DEADLINE, THEN YOUR VOTE IN FAVOR OF ACCEPTANCE OR REJECTION OF THE THIRD AMENDED PLAN WILL NOT BE COUNTED.


         3. To ensure that your vote is counted, you must (i) complete your Ballot; (ii) indicate your decision either to accept or reject the Third Amended Plan in the spaces provided in Item 2 of the Ballot; (iii) sign and return the Ballot to the address set forth on the enclosed prepaid envelope. Your Ballot must be received by the Balloting Agent at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022 not later than ____________, 2002, 5:00 p.m. Eastern Time (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted. BECAUSE YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK, NOMINEE, OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT TO YOUR BROKER, BANK, NOMINEE, OR PROXY INTERMEDIARY EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED BY THE BROKER, BANK, NOMINEE, OR PROXY INTERMEDIARY TO THE BALLOTING AGENT BY THE VOTING DEADLINE. THEREFORE, PLEASE ALLOW ADDITIONAL TIME.

         4. If multiple Ballots are received from a Beneficial Holder of Tax-Exempt Bondholders Claims with respect to the same Tax-Exempt Bondholders Claim prior to the Voting Deadline, the last Ballot timely received will supersede and revoke any earlier received Ballots.

         5. Your Ballot may not be used for any purpose other than to vote to accept or reject the Third Amended Plan and to make the election provided under the Third Amended Plan.

     6. Your Ballot does not constitute, and shall not be deemed to be, a proof of Claim or an assertion or admission of a Claim.

         7. Please be sure to sign and date your Ballot. If you are completing the Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label or if no such mailing label is attached to your Ballot.

         8. If you hold Claims in more than one Class under the Third Amended Plan, you may receive more than one Ballot, one for each different Class. Each Ballot votes only your Claims indicated on that Ballot. Please complete and return each Ballot that you receive.

         9. The Ballot must be returned in sufficient time to allow it to be RECEIVED by the Balloting Agent no later than 5:00 p.m. Eastern Time, on or before the Voting Deadline. If you believe you have received the wrong Ballot, please contact the Balloting Agent, counsel for the Debtors, or your broker or bank immediately.

                        PLEASE MAIL YOUR BALLOT PROMPTLY

    IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CONTACT THE BALLOTING AGENT, AND EVERY EFFORT WILL BE MADE TO ASSIST YOU:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

                                                           Class 5 Master Ballot

             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INSTRUCTIONS
               OR ADVICE OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS CONTAINED IN THE MATERIALS MAILED WITH THIS
                                 MASTER BALLOT.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE SOUTHERN DISTRICT OF ALABAMA

In re:                           ss.
MOBILE ENERGY SERVICES           ss.              Case No. 99-10168
COMPANY, L.L.C.,                 ss.              Chapter 11
                  Debtor.        ss.
In re:                           ss.
MOBILE ENERGY SERVICES           ss.              Case No. 99-10170
HOLDINGS, INC.,                  ss.              Chapter 11
                  Debtor.        ss.     (Jointly Administered Under 99-10168)

                    MASTER BALLOT FOR ACCEPTING OR REJECTING
                   THIRD AMENDED JOINT PLAN OF REORGANIZATION
                      DATED OCTOBER 15, 2001, AS MODIFIED,
             PROPOSED BY MOBILE ENERGY SERVICES COMPANY, L.L.C., AND
                      MOBILE ENERGY SERVICES HOLDINGS, INC.

      Class 5 - Holders of Tax-Exempt Bondholders Claims - CUSIP #607168AY7

         This Master Ballot may not be used for any purpose other than for casting votes in favor of acceptance or rejection of the Third Amended Joint Plan of Reorganization Dated October 15, 2001, as modified, Proposed by Mobile Energy Services Company, L.L.C., and Mobile Energy Services Holdings, Inc. (the "Third Amended Plan") and reporting the election set forth in Section 13.04 of the Third Amended Plan. All capitalized terms used in the Master Ballot or Voting Instructions, but not otherwise defined therein, shall have the meanings ascribed to them in the Third Amended Plan.

         This Master Ballot is being sent to brokers, proxy intermediaries, and other nominees of Beneficial Holders ("Banks and Brokers") and is to be used by Banks and Brokers for purposes of casting votes in favor of acceptance or rejection of the Third Amended Plan on behalf of and in accordance with the Ballot/Voting Instructions cast by the Beneficial Holders holding Tax-Exempt Bondholders Claims. Additionally, this Master Ballot is to be used by Banks and Brokers to identify the elections made under Section 13.04 of the Third Amended Plan. Master Ballots must be received by Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022 (the "Balloting Agent"), by 5:00 p.m. Eastern Time on _________________, 2002 (the "Voting Deadline") in order to be counted.

             PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                 CAREFULLY BEFORE COMPLETING THIS MASTER BALLOT.

              PLEASE CHECK THE APPROPRIATE SPACE BELOW TO INDICATE
               ACCEPTANCE OR REJECTION OF THE THIRD AMENDED PLAN.

             PLEASE IDENTIFY THE RESPECTIVE CUSTOMER ACCOUNT NUMBERS
                OR THE RESPECTIVE SEQUENCE NUMBERS OF THE HOLDERS
                 WHO HAVE MADE THE ELECTION SET FORTH IN SECTION
                               13.04 OF THE PLAN.

Item 1 - Amount of Tax-Exempt Bondholders Claims.

         On ______________, 2002, the Record Date, the undersigned was the record holder of $___________________ of the Debtors' Tax-Exempt Bonds ( the "Tax-Exempt Bondholders Claims") for which voting instructions have been received from beneficial holders (the "Beneficial Holders") as listed in Item 3 below.

Item 2 - Class 5 Vote.

         As instructed by the Beneficial Holders of the aggregate number of Tax-Exempt Bondholders Claims as set forth in Item 1 above, the undersigned transmits the following votes of such Beneficial Holders in respect of their Tax-Exempt Bondholders Claims.

To Accept (Vote FOR) the Third Amended Plan.


Aggregate Amount of Tax-Exempt Bondholders Claims   Aggregate number of Holders


To Reject (Vote AGAINST) the Third Amended Plan.


Aggregate Amount of Tax-Exempt Bondholders Claims   Aggregate number of Holders

Item 3 - Number of Beneficial Holders of Tax-Exempt Bondholders Claims.

         The undersigned certifies that the following vote of the Beneficial Holders of Tax-Exempt Bondholders Claims, as identified by their respective customer account numbers or the respective sequence numbers set forth below, has been delivered to the undersigned by Ballots casting the following votes (indicate the aggregate current principal amount for each respective account under the appropriate column):

--------------------------------------------------------------------------------
                                 Insert Amounts
--------------------------------------------------------------------------------
------------------------------------- ---------------------- -------------------
       Customer Account No.              Accept the Third       Reject the Third
       and/or Customer Name                Amended Plan           Amended Plan
    for each Beneficial Holder              (VOTE FOR)           (VOTE AGAINST)
------------------------------------- ---------------------- -------------------
------------------------------------- ---------------------- -------------------
1.
------------------------------------- ---------------------- -------------------
------------------------------------- ---------------------- -------------------
2.
------------------------------------- ---------------------- -------------------
------------------------------------- ---------------------- -------------------
3.
------------------------------------- ---------------------- -------------------
------------------------------------- ---------------------- -------------------
4.
------------------------------------- ---------------------- -------------------
------------------------------------- ---------------------- -------------------
5.
------------------------------------- ---------------------- -------------------


Item 4 - Certification.

         By signing this Master Ballot, the undersigned certifies:

     (a) that each Beneficial Holder of an Allowed Tax-Exempt Bondholders Claim whose votes are being transmitted by this Master Ballot has been provided with a copy of the Disclosure Statement relating to the Third Amended Plan, together with a copy of the Third Amended Plan; and

     (b) that the undersigned is the registered or record owner of the aggregate amount of Tax-Exempt Bondholders Claims set forth in Item 1 and has full power and authority to vote to accept or reject the Third Amended Plan on behalf of the Beneficial Holders identified in Item 3. The undersigned also acknowledges that the solicitation of votes herein is subject to all the terms and conditions set forth in the Disclosure Statement.


Item 5 - Releases.

         The undersigned certifies that the following Beneficial Holders of First Mortgage Bondholder Claims, as identified by their respective customer account numbers or the respective sequence numbers set forth below, have made the election set forth in Section 13.04 of the Plan and described in Article IX

P.3. of the Disclosure Statement (indicate the Customer Account Number and/or the Customer Name for each Beneficial Holder):

         --------------------------------------------
                     Customer Acct. No.
                    and/or Customer Name
                 for each Beneficial Holder
         --------------------------------------------
         --------------------------------------------
         1.
         --------------------------------------------
         --------------------------------------------
         2.
         --------------------------------------------
         --------------------------------------------
         3.
         --------------------------------------------
         --------------------------------------------
         4.
         --------------------------------------------
         --------------------------------------------
         5.
         --------------------------------------------




Dated:                 Name of Voter:
       ------------                   -------------------------------------
                                         (Print or Type)

                       Social Security or Tax I.D. No.:
                                                        -------------------

                       Signature:
                                  -----------------------------------------

                       By:
                           ------------------------------------------------
                                         (If Appropriate)

                       Title:
                              ---------------------------------------------
                                         (If Appropriate)

                       Street Address:
                                       ------------------------------------

                       City, State, and Zip Code:
                                                  -------------------------

                       Telephone No.:
                                      -------------------------------------

                       DTC Participant No.:
                                            -------------------------------


           THIS MASTER BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

          BY 5:00 P.M. EASTERN TIME, ON OR BEFORE _____________, 2002,
                        OR YOUR VOTE WILL NOT BE COUNTED.

           THIS MASTER BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

          BY 5:00 P.M. EASTERN TIME, ON OR BEFORE _____________, 2002,
                        OR YOUR VOTE WILL NOT BE COUNTED.

                  INSTRUCTIONS FOR COMPLETING THE MASTER BALLOT

         The Proponents are soliciting the votes of Holders of Allowed Tax-Exempt Bondholders Claims with respect to the Third Amended Plan referred to in the Disclosure Statement (a copy of which is enclosed herewith).

         The Third Amended Plan can be confirmed by the Bankruptcy Court and thereby made binding upon Creditors if it is accepted by the Holders of at least two-thirds in amount and more than one-half in number of the Claims in each Impaired Class of Claims that vote on the Third Amended Plan and by the Holders of at least two-thirds in amount of the Equity Interests in each Impaired Class of Equity Interests that vote on the Third Amended Plan, and if the Third Amended Plan otherwise satisfies the requirements of Section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Third Amended Plan if it finds that the Third Amended Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims or Equity Interests rejecting it, and otherwise satisfies the requirements of Section 1129(b) of the Bankruptcy Code. As described in Article XV of the Disclosure Statement, the Proponents will seek confirmation of the Third Amended Plan under Section 1129(b) of the Bankruptcy Code (known as the cramdown section) because of the deemed non-acceptance of the Holders of Equity Interests in Class 10. The Proponents also reserve the right to proceed under Section 1129(b) if any Impaired Class of Claims or Equity Interests do not accept the Third Amended Plan. To have the votes of your Beneficial Holders count, you must complete and return this Master Ballot by the Voting Deadline (as defined below).

         You should deliver the Beneficial Holder Ballot and other documents relating to the Third Amended Plan, including the Disclosure Statement (collectively, "Solicitation Materials") to each Beneficial Holder of Tax-Exempt Bondholders Claims and take any action required to enable each such Beneficial Holder to vote the Tax-Exempt Bondholders Claims held by such Beneficial Holder. With regard to any Beneficial Holder Ballots returned to you, to have the vote of your Beneficial Holder count, you must not later than ____________, 2002, 5:00 p.m. CDT (the "Voting Deadline") either: (i) forward such Beneficial Holder Ballots to the Balloting Agent at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022 indicating the appropriate authority to vote from such Beneficial Holder Ballot submitted; or (ii)(a) retain such Beneficial Holder Ballots in your files and transfer the requested information from each such Beneficial Holder Ballot onto the attached Master Ballot or your computer generated version of the Master Ballot that contains the same information (b) execute the Master Ballot, and (c) arrange for delivery by courier, overnight delivery, U.S. Mail, or by hand delivery of such Master Ballot to the Balloting Agent at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022. Please keep any records of the voting instructions received from Beneficial Holders, including all Beneficial Holder Ballots, until December 31, 2003 (or such other date as is set by subsequent Bankruptcy Court order).

         To properly complete the Master Ballot, take the following steps:

     1. provide appropriate information for each of the items on the Master Ballot. Please note that Item 3 requests information for each individual beneficial holder for whom you hold Tax-Exempt Bondholders Claims in your name (the "Beneficial Holders"). To identify such Beneficial Holders without disclosing their names, please use the customer account number assigned by you to identify each such Beneficial Holder or, if no such customer account number exists, please use the sequential numbers provided (making sure to retain a separate list of each Beneficial Holder and his or her assigned sequential number);

     2. vote to accept or reject the Third Amended Plan in Item 2 for the Tax-Exempt Bondholders Claims held by you as the registered holder on behalf of the Beneficial Holders;

     3. identify in Item 5 the Beneficial Holders who made the election set forth in Section 13.04 of the Third Amended Plan;

     4. sign and date your Master Ballot;

     5. if you are completing this Master Ballot on behalf of another entity, state the title of such entity; and

     6. provide your name and mailing address if different from the preprinted address on the Master Ballot or if no preprinted address appears on the Master Ballot.

     The Debtor requests that you retain in your files the Ballots received from the Beneficial Holders at least until December 31, 2003, (or such other date as is set by subsequent Bankruptcy Court order).

     o You should deliver the beige-colored Ballot to each Beneficial Holder of Tax-Exempt Bondholders Claims and take any action required to enable each such Beneficial Holder to vote its respective Tax-Exempt Bondholders Claims in favor of acceptance or rejection of the Third Amended Plan. With regard to any Ballots returned to you, you must either (i) forward such Ballots to the Balloting Agent; or (ii)(a) retain such Ballots in your files and transfer the requested information from each such Ballot onto the attached Master Ballot; (b) execute the Master Ballot; and (c) arrange for delivery of such Master Ballot to the Balloting Agent at the address above.

     o If you are both the registered holder and Beneficial Holder of any of the Tax-Exempt Bondholders Claims and you wish to vote such Tax-Exempt Bondholders Claims, you may return either a Ballot or a Master Ballot.

     o YOUR MASTER BALLOT MUST BE DELIVERED TO THE BALLOTING AGENT BY COURIER, OVERNIGHT DELIVERY, U.S. MAIL, OR HAND DELIVERY PRIOR TO THE VOTING DEADLINE. IF YOUR MASTER BALLOT IS NOT RECEIVED BY THE BALLOTING AGENT PRIOR TO THE VOTING DEADLINE, THEN YOUR VOTE IN FAVOR OF ACCEPTANCE OR REJECTION OF THE THIRD AMENDED PLAN WILL NOT BE COUNTED. YOUR MASTER BALLOT MUST CONTAIN AN ORIGINAL SIGNATURE. OTHERWISE SUCH MASTER BALLOT WILL NOT BE COUNTED. FACSIMILE COPIES OF YOUR MASTER BALLOT WILL NOT BE ACCEPTED OR COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER BALLOT OR THE VOTING PROCEDURES, PLEASE CONTACT THE BALLOTING AGENT, AND EVERY EFFORT WILL BE MADE TO ASSIST YOU:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

         NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF THE PROPONENTS OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE THIRD AMENDED PLAN, OTHER THAN THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH.

                                                                  Class 8 Ballot

             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INSTRUCTIONS
            OR ADVICE OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT
             IS CONTAINED IN THE MATERIALS MAILED WITH THIS BALLOT.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE SOUTHERN DISTRICT OF ALABAMA

In re:                         ss.
MOBILE ENERGY SERVICES         ss.                 Case No. 99-10168
COMPANY, L.L.C.,               ss.                 Chapter 11
                  Debtor.      ss.
In re:                         ss.
MOBILE ENERGY SERVICES         ss.                 Case No. 99-10170
HOLDINGS, INC.,                ss.                 Chapter 11
                  Debtor.      ss.        (Jointly Administered Under 99-10168)

                        BALLOT FOR ACCEPTING OR REJECTING
                   THIRD AMENDED JOINT PLAN OF REORGANIZATION
                      DATED OCTOBER 15, 2001, AS MODIFIED,
             PROPOSED BY MOBILE ENERGY SERVICES COMPANY, L.L.C., AND
                      MOBILE ENERGY SERVICES HOLDINGS, INC.

                      Class 8 - Holders of Southern Claims

         This Ballot may not be used for any purpose other than for casting votes in favor of acceptance or rejection of the Third Amended Joint Plan of Reorganization Dated October 15, 2001, as modified, Proposed by Mobile Energy Services Company, L.L.C., and Mobile Energy Services Holdings, Inc. (the "Third Amended Plan") and for making the election set forth in Section 13.04 of the Third Amended Plan. All capitalized terms used in the Ballot or Voting Instructions, but not otherwise defined therein, shall have the meanings ascribed to them in the Third Amended Plan.

             PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THIS BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
               ACCEPTANCE OR REJECTION OF THE THIRD AMENDED PLAN.

                PLEASE CONSIDER WHETHER TO CHECK THE APPROPRIATE
                     SPACE BELOW TO MAKE THE ELECTION UNDER
                    SECTION 13.04 OF THE THIRD AMENDED PLAN.

Item 1 - Amount of Southern Claim.

         On ______________, 2002, the undersigned was the Holder of $___________________ of Southern Claims (the "Southern Claim").

Item 2 - Class 8 Vote.

         The undersigned transmits the following vote of with respect to its Southern Claim.

         ________  To Accept (VOTE FOR) the Third Amended Plan

         ________  To Reject (VOTE AGAINST) the Third Amended Plan

Item 3 - Certification

         By signing this Ballot, the undersigned certifies:

     (a) that such Holder of a Southern Claim whose vote is being transmitted by this Ballot has been provided with a copy of the Disclosure Statement relating to the Third Amended Plan, together with a copy of the Third Amended Plan; and

     (b) that the undersigned is the Holder of the Southern Claim set forth in
Item 1 and has full power and authority to vote to accept or reject the Third Amended Plan on account of such Southern Claim. The undersigned also acknowledges that the solicitation of votes herein is subject to all the terms and conditions set forth in the Disclosure Statement.


Item 4 - Releases

         The Holder of the Southern Claim elects:

                  Check this box if you wish to release, waive, and forever discharge your rights, if any, against certain persons and entities as set forth in Section 13.04 of the Plan and as described in Article IX P.3. of the Disclosure Statement. You are under no obligation to check this box. The treatment of your claim as defined in the Third Amended Plan will not be affected by your election not to check this box.





Dated:             Name of Voter:
       --------                   ---------------------------------------
                                     (Print or Type)

                   Social Security or Tax I.D. No.:
                                                    ---------------------

                   Signature:
                              -------------------------------------------

                   By:
                       --------------------------------------------------
                                     (If Appropriate)

                   Title:
                          -----------------------------------------------
                                     (If Appropriate)

                   Street Address:
                                   --------------------------------------

                   City, State, and Zip Code:
                                              ---------------------------

                   Telephone No.:
                                  ---------------------------------------


              THIS BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

          BY 5:00 P.M. EASTERN TIME, ON OR BEFORE _____________, 2002,
                        OR YOUR VOTE WILL NOT BE COUNTED.

              THIS BALLOT MUST BE RECEIVED BY THE BALLOTING AGENT:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

          BY 5:00 P.M. EASTERN TIME, ON OR BEFORE _____________, 2002,
                        OR YOUR VOTE WILL NOT BE COUNTED.

       CONSEQUENTLY, IT IS IMPORTANT FOR YOU TO TIMELY RETURN YOUR BALLOT.

                     INSTRUCTIONS FOR COMPLETING THE BALLOT

         The Proponents are soliciting the votes of Holders of Southern Claims with respect to the Third Amended Plan referred to in the Disclosure Statement (a copy of which is enclosed herewith).

         The Third Amended Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by the Holders of at least two-thirds in amount and more than one-half in number of the Claims in each Impaired Class of Claims that vote on the Third Amended Plan and by the Holders of at least two-thirds in amount of the Equity Interests in each Impaired Class of Equity Interests that vote on the Third Amended Plan, and if the Third Amended Plan otherwise satisfies the requirements of Section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Third Amended Plan if it finds that the Third Amended Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes of Claims or Equity Interests rejecting it, and otherwise satisfies the requirements of Section 1129(b) of the Bankruptcy Code. As described in Article XV of the Disclosure Statement, the Proponents will seek confirmation of the Third Amended Plan under Section 1129(b) of the Bankruptcy Code (known as the cramdown section) because of the deemed non-acceptance of the Holders of Equity Interests in Class 10. The Proponents also reserve the right to proceed under Section 1129(b) if any Impaired Class of Claims or Equity Interests do not accept the Third Amended Plan. To have your vote count, you must complete and return this Ballot not later than ____________, 2002, 5:00 p.m. Eastern Time (the "Voting Deadline") to the Balloting Agent at Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022 (the "Balloting Agent") by courier, overnight delivery, U.S. Mail, or by hand delivery of this Ballot

     To properly complete this Ballot, take the following steps:

     1. provide appropriate information for each of the items on this Ballot;

     2. vote to accept or reject the Third Amended Plan in Item 2 on account of your Southern Claim;

     3. sign and date your Ballot;

     4. if you are completing this Ballot on behalf of another entity, state the title of such entity; and

     5. provide your name and mailing address if different from the preprinted address on the Ballot or if no preprinted address appears on the Ballot.

YOUR BALLOT MUST BE DELIVERED TO THE BALLOTING AGENT BY COURIER, OVERNIGHT DELIVERY, U.S. MAIL, OR HAND DELIVERY PRIOR TO THE VOTING DEADLINE. YOUR BALLOT MUST CONTAIN AN ORIGINAL SIGNATURE. OTHERWISE SUCH BALLOT WILL NOT BE COUNTED. FACSIMILE COPIES OF YOUR BALLOT WILL NOT BE ACCEPTED OR COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CONTACT THE BALLOTING AGENT, AND EVERY EFFORT WILL BE MADE TO ASSIST YOU:

                           Innisfree M&A Incorporated
                         501 Madison Avenue, 20th Floor
                            New York, New York 10022

         NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF THE PROPONENTS OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE THIRD AMENDED PLAN, OTHER THAN THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH.

                                                  Notice of Confirmation Hearing

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE SOUTHERN DISTRICT OF ALABAMA

IN RE:                        ss.
                              ss.
MOBILE ENERGY SERVICES        ss.                 Case No. 99-10168
COMPANY, L.L.C.,              ss.                   (Chapter 11)
                              ss.
              Debtor.         ss.
                              ss.
IN RE:                        ss.                 Case No. 99-10170
MOBILE ENERGY SERVICES        ss.                   (Chapter 11)
HOLDINGS, INC.,               ss.
                              ss.
              Debtor.         ss.
                              ss.       (Jointly Administered Under 99-10168)

                         NOTICE OF CONFIRMATION HEARING

                  PLEASE TAKE NOTICE that a hearing (the "Confirmation Hearing") will be held to consider confirmation of the Debtors' Third Amended Joint Plan of Reorganization (the "Plan") on ______, 2002, beginning at ________ __.m. before the Honorable Judge William Shulman, United States Bankruptcy Judge, 201 St. Louis, Mobile, Alabama 36602. The Confirmation Hearing may be adjourned from time to time without further notice, except for an announcement made at the Confirmation Hearing.
                  PLEASE TAKE FURTHER NOTICE that the date to be used for purposes of determining which holders of the First Mortgage Bonds and the Tax Exempt Bonds are eligible to vote in favor of acceptance or rejection of the Plan (the "Record Date") is _____, 2002.
                  PLEASE TAKE FURTHER NOTICE that any and all objections to the Plan must be filed with the Clerk, United States Bankruptcy Court, 201 St. Louis, Mobile Alabama 36602, and a copy delivered to the parties listed below, together with a proof of service, so as to be received no later than 4:00 p.m. (Central Time) on _____________, 2002 (the "Objection Deadline"):

                  (1)      ANDREWS & KURTH L.L.P.
                           Attorneys for the Debtor and Debtor in Possession 600 Travis, Suite 4200
                           Houston, Texas 77002-3090
                           Attn: Jeffrey E. Spiers, Esq.

                  (2)      CABANISS, JOHNSTON, GARDNER,
                           DUMAS & O'NEAL
                           700 Riverview Plaza
                           Mobile, Alabama  36602
                           Attn:  Donald J. Stewart

                  (3)      GREENBERG TRAURIG
                           77 W. Wacker, Suite 2500
                           Chicago, Illinois  60601
                           Attn:  David D. Cleary

                  (4)      STROOCK STROOCK & LAVAN
                           180 Maiden Lane
                           New York, NY  10038
                           Attn:  Michael J. Sage

                  (5)      MORGAN, LEWIS & BOCKIUS LLP
                           1701 Market Street
                           Philadelphia, PA  19103-2921
                           Attn:  Michael A. Bloom

                  (6)      Greenberg Traurig
                           77 W. Wacker Drive, Suite 2500
                           Chicago, IL  60601
                           Attn:  David D. Cleary

                  (7)      OFFICE OF THE BANKRUPTCY ADMINISTRATOR
                           Travis Bedsole
                           182 St. Francis St.
                           Mobile, Alabama  36602

                  PLEASE TAKE FURTHER NOTICE that in order to be considered at the Confirmation Hearing any and all objections to confirmation of the Plan must
(a) be in writing, (b) state the name and address of the objecting party and the amount of its claim or the nature of its equity interest in Debtors, and (c) specify the basis and the nature of the objection, and (d) be filed and served by the Objection Deadline.
                  PLEASE TAKE FURTHER NOTICE that, in accordance with Rule
3017(a) of the Federal Rules of Bankruptcy Procedure, any party in interest may obtain a copy of the Disclosure Statement from the Debtors' counsel during regular business hours.
DATED:            _____________, 2002
Mobile, Alabama

                                         -------------------------------------
                                             UNITED STATES BANKRUPTCY JUDGE